UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

November 20, 2012

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE

(States or other jurisdictions of incorporation)

001-14141 333-46983	13-3937434 13-3937436
(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE NEW YORK, NEW YORK	10016
(Address of principal executive offices)	(Zip Code)

(212) 697-1111

Registrants’ telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

L-3 Communications Holdings, Inc. (“L-3”) and its wholly-owned subsidiary L-3 Communications Corporation (“L-3 Communications”) are filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on February 29, 2012 in our Annual Report on Form 10-K for the year ended December 31, 2011 (the “Form 10-K”) following the completion of the spin-off of Engility Holdings, Inc. (“Engility”) to L-3’s shareholders on July 17, 2012.

Engility included the systems engineering and technical assistance, training and operational support services businesses that were part of L-3’s Government Services segment. L-3 retained the cyber security, intelligence, enterprise information technology and security solutions businesses that were also part of L-3’s Government Services segment, which was renamed National Security Solutions. As a result of the spin-off, the assets, liabilities, noncontrolling interests, results of operations and cash flows of the Engility businesses were reclassified as discontinued operations in our condensed consolidated financial statements and other disclosures for all periods presented included in our Form 10-Q for the quarter ended September 28, 2012 (the “Third Quarter 10-Q”).

The SEC requires a registrant to include or incorporate by reference in a registration statement filed with the SEC under the Securities Act of 1933 (the “Securities Act”), recasted information for previously issued financial statements whenever a component of the registrant is reflected as a discontinued operation in financial statements for subsequent periods. Accordingly, we are revising and including in this Form 8-K the following portions of the Form 10-K: Business (Item 1), Risk Factors (Item 1A), Properties (Item 2), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8) in order to allow us to incorporate the updated information by reference in future registration statements or post-effective amendments to existing registration statements.

In addition, the recasting of the Form 10-K reflects:

•	The realignment of a business unit’s management and organizational structure effective January 1, 2012 and related reclassifications between two reporting segments; and

•

L-3’s retrospective adoption of a new accounting standard issued by the Financial Accounting Standards Board for the presentation of comprehensive income in financial statements, effective January 1, 2012. The adoption of this standard resulted in the presentation of a total for comprehensive income, and the components of net income and other comprehensive income in two separate, but consecutive statements. The adoption of this standard only changed how L-3 presents comprehensive income and did not impact L-3’s financial position, results of operations or cash flows. L-3 presented its comprehensive income in accordance with the new accounting guidance beginning with its Form 10-Q for the quarter ended March 30, 2012.

In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the reclassification of Engility as discontinued operations, the segment realignment and related classifications and the presentation of comprehensive income as described above. No attempt has been made in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, on February 29, 2012. Therefore, this Form 8-K should be read in conjunction with the Form 10-K, and the company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the Third Quarter 10-Q. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2011, except to the extent portions of such Form 10-K have been recast in this Form 8-K, in which case, they refer to the applicable recast portion in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

*12	Ratio of Earnings to Fixed Charges

*23.1	Consent of PricewaterhouseCoopers LLP

*99.1	Updates to the following portions of L-3 Communications’ Holdings, Inc. and L-3 Communications Corporation Annual Report on Form 10-K for the year ended December 31, 2011: Business (Item 1), Risk Factors (Item 1A), Properties (Item 2), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

**101.INS	XBRL Instance Document.

**101.SCH	XBRL Taxonomy Extension Schema Document.

**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

**101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.
**	Furnished electronically with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION
Date: November 20, 2012

By: /s/ RALPH G. D’AMBROSIO
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

EXHIBIT INDEX

Exhibit No.	Description

*12	Ratio of Earnings to Fixed Charges

*23.1	Consent of PricewaterhouseCoopers LLP

*99.1	Updates to the following portions of L-3 Communications’ Holdings, Inc. and L-3 Communications Corporation Annual Report on Form 10-K for the year ended December 31, 2011: Business (Item 1), Risk Factors (Item 1A), Properties (Item 2), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

**101.INS	XBRL Instance Document.

**101.SCH	XBRL Taxonomy Extension Schema Document.

**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

**101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.
**	Furnished electronically with this report.